                                                                   EXHIBIT 99.20

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-WMC1

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,791,661,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                               JANUARY [20], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                            SERIES 2005-WMC1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

1. Expected S&P BB loss %                             20%
        Fixed                          7.2           144
        Arm                            4.2            84
2. % Loss of "BB" class -Princ(Triggers Fail)

                                                              Libor forward - 50
B-4                                           100%                              125%                         150%
S&P Loss Ramp*                                                S&P Prepay Ramp**
-----------------------       -------------------------------------------------------------------------------------
      Prin Writedown               0.00 (0.00%)                   0.00 (0.00%)                    0.00 (0.00%)
1.00% CumLosses               18,447,553.99(1.00%)            18,447,553.99(1.00%)            18,447,553.99(1.00%)

      Prin Writedown               0.00 (0.00%)                   0.00 (0.00%)                    0.00 (0.00%)
2.00% CumLosses               36,895,107.99(1.99%)            36,895,107.99(1.99%)            36,895,107.99(1.99%)

      Prin Writedown               0.00(0.00%)                    0.00(0.00%)                    0.00 (0.00%)
3.00% CumLosses               55,342,661.98(2.99%)            55,342,661.98(2.99%)            55,342,661.98(2.99%)

      Prin Writedown               0.00 (0.00%)                   0.00 (0.00%)                    0.00 (0.00%)
4.00% CumLosses               73,790,215.97(3.98%)            73,790,215.97(3.98%)            72,055,830.79(3.89%)

                                                                Libor forward
B-4                                           100%                              125%                         150%
S&P Loss Ramp*                                                  S&P Prepay Ramp
-----------------------       -------------------------------------------------------------------------------------
      Prin Writedown              0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)
1.00% CumLosses               18,447,553.99(1.00%)            18,447,553.99(1.00%)            18,447,553.99(1.00%)

      Prin Writedown              0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)
2.00% CumLosses               36,895,107.99(1.99%)            36,895,107.99(1.99%)            36,895,107.99(1.99%)

      Prin Writedown              0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)
3.00% CumLosses               55,342,661.98(2.99%)            55,342,661.98(2.99%)            55,342,661.98(2.99%)

      Prin Writedown              0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)
4.00% CumLosses               73,790,215.97(3.98%)            73,790,215.97(3.98%)            72,065,061.45(3.89%)

                                                              Libor forward + 200
B-4                                           100%                              125%                         150%
S&P Loss Ramp*                                                  S&P Prepay Ramp
-----------------------       -------------------------------------------------------------------------------------
      Prin Writedown              0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)
1.00% CumLosses               18,447,553.99(1.00%)            18,447,553.99(1.00%)            18,447,553.99(1.00%)

      Prin Writedown              0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)
2.00% CumLosses               36,895,107.99(1.99%)            36,895,107.99(1.99%)            36,895,107.99(1.99%)

      Prin Writedown              0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)
3.00% CumLosses               55,342,661.98(2.99%)            55,342,661.98(2.99%)            55,342,661.98(2.99%)

      Prin Writedown              0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)
4.00% CumLosses               73,790,215.97(3.98%)            73,790,215.97(3.98%)            72,084,568.81(3.89%)

                                                              Libor forward + 400
B-4                                           100%                              125%                         150%
S&P Loss Ramp*                                                 S&P Prepay Ramp
-----------------------       -------------------------------------------------------------------------------------
      Prin Writedown              0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)
1.00% CumLosses               18,447,553.99(1.00%)            18,447,553.99(1.00%)            18,447,553.99(1.00%)

      Prin Writedown              0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)
2.00% CumLosses               36,895,107.99(1.99%)            36,895,107.99(1.99%)            36,895,107.99(1.99%)

      Prin Writedown              0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)
3.00% CumLosses               55,342,661.98(2.99%)            55,342,661.98(2.99%)            55,342,661.98(2.99%)

      Prin Writedown          6,714,400.95(72.48%)           9,264,000.00(100.00%)            7,992,472.31(86.27%)
4.00% CumLosses               73,790,215.97(3.98%)            73,790,215.97(3.98%)            72,085,790.95(3.89%)

                                                              Libor forward - 50
B-5                                         100%                                125%                           150%
S&P Loss Ramp*                                                 S&P Prepay Ramp**
-----------------------       -------------------------------------------------------------------------------------
      Prin Writedown             0.00 (0.00%)                    0.00 (0.00%)                       0.00 (0.00%)
1.00% CumLosses              18,447,553.99(1.00%)            18,447,553.99(1.00%)               18,447,553.99(1.00%)

      Prin Writedown             0.00 (0.00%)                    0.00 (0.00%)                       0.00 (0.00%)
2.00% CumLosses              36,895,107.99(1.99%)            36,895,107.99(1.99%)               36,895,107.99(1.99%)

      Prin Writedown             0.00 (0.00%)                    0.00 (0.00%)                       0.00 (0.00%)
3.00% CumLosses              55,342,661.98(2.99%)            55,342,661.98(2.99%)               55,342,661.98(2.99%)

      Prin Writedown             0.00 (0.00%)                    0.00 (0.00%)                   1,926,151.25(10.40%)
4.00% CumLosses              73,790,215.97(3.98%)            73,790,215.97(3.98%)               72,055,830.79(3.89%)

                                                                Libor forward
B-5                                         100%                                125%                           150%
S&P Loss Ramp*                                                 S&P Prepay Ramp
-----------------------       -------------------------------------------------------------------------------------
      Prin Writedown             0.00 (0.00%)                    0.00 (0.00%)                       0.00 (0.00%)
1.00% CumLosses              18,447,553.99(1.00%)            18,447,553.99(1.00%)               18,447,553.99(1.00%)

      Prin Writedown             0.00 (0.00%)                    0.00 (0.00%)                       0.00 (0.00%)
2.00% CumLosses              36,895,107.99(1.99%)            36,895,107.99(1.99%)               36,895,107.99(1.99%)

      Prin Writedown             0.00 (0.00%)                    0.00 (0.00%)                       0.00 (0.00%)
3.00% CumLosses              55,342,661.98(2.99%)            55,342,661.98(2.99%)               55,342,661.98(2.99%)

      Prin Writedown             0.00 (0.00%)                    0.00 (0.00%)                   4,344,465.19(23.45%)
4.00% CumLosses              73,790,215.97(3.98%)            73,790,215.97(3.98%)               72,065,061.45(3.89%)

                                                                Libor forward +200
B-5                                         100%                                125%                           150%
S&P Loss Ramp*                                                  S&P Prepay Ramp
-----------------------       -------------------------------------------------------------------------------------
      Prin Writedown             0.00 (0.00%)                    0.00 (0.00%)                       0.00 (0.00%)
1.00% CumLosses              18,447,553.99(1.00%)            18,447,553.99(1.00%)               18,447,553.99(1.00%)

      Prin Writedown             0.00 (0.00%)                    0.00 (0.00%)                       0.00 (0.00%)
2.00% CumLosses              36,895,107.99(1.99%)            36,895,107.99(1.99%)               36,895,107.99(1.99%)

      Prin Writedown             0.00 (0.00%)                    0.00 (0.00%)                   1,315,991.28(7.10%)
3.00% CumLosses              55,342,661.98(2.99%)            55,342,661.98(2.99%)               55,342,661.98(2.99%)

      Prin Writedown             0.00 (0.00%)               10,941,678.21(59.05%)              16,842,470.62(90.90%)
4.00% CumLosses              73,790,215.97(3.98%)            73,790,215.97(3.98%)               72,084,568.81(3.89%)

                                                                Libor forward + 400
B-5                                         100%                                125%                             150%
S&P Loss Ramp*                                                  S&P Prepay Ramp
-----------------------       -------------------------------------------------------------------------------------
      Prin Writedown              0.00 (0.00%)                    0.00 (0.00%)                       0.00 (0.00%)
1.00% CumLosses               18,447,553.99(1.00%)           18,447,553.99 (1.00%)               18,447,553.99(1.00%)

      Prin Writedown              0.00 (0.00%)                    0.00 (0.00%)                       0.00 (0.00%)
2.00% CumLosses               36,895,107.99(1.99%)           36,895,107.99 (1.99%)               36,895,107.99(1.99%)

      Prin Writedown          7,644,261.33(41.26%)           10,372,184.73 (55.98%)              10,515,245.50(56.75%)
3.00% CumLosses               55,342,661.98(2.99%)           55,342,661.98 (2.99%)               55,342,661.98(2.99%)

      Prin Writedown         18,528,000.00(100.00%)         18,528,000.00 (100.00%)             18,528,000.00(100.00%)
4.00% CumLosses               73,790,215.97(3.98%)           73,790,215.97 (3.98%)               72,085,790.95(3.89%)

3. % Loss of "BB" class -Princ(Triggers Pass)

                                                                Libor forward - 50
B-4                                         100%                                 125%                           150%
S&P Loss Ramp*                                                   S&P Prepay Ramp**
-----------------------       -------------------------------------------------------------------------------------
      Prin Writedown             0.00 (0.00%)                    0.00 (0.00%)                        0.00 (0.00%)
1.00% CumLosses              18,447,553.99(1.00%)            18,447,553.99(1.00%)                18,447,553.99(1.00%)

      Prin Writedown             0.00 (0.00%)                    0.00 (0.00%)                        0.00 (0.00%)
2.00% CumLosses              36,895,107.99(1.99%)            36,895,107.99(1.99%)                36,895,107.99(1.99%)

      Prin Writedown             0.00 (0.00%)                    0.00 (0.00%)                        0.00 (0.00%)
3.00% CumLosses              55,342,661.98(2.99%)            55,342,661.98(2.99%)                55,342,661.98(2.99%)

      Prin Writedown             0.00 (0.00%)                1,719,854.35(18.56%)                3,293,895.77(35.56%)
4.00% CumLosses              73,790,215.97(3.98%)            73,790,215.97(3.98%)                72,055,830.79(3.89%)

                                                                Libor forward
B-4                                         100%                                125%                             150%
S&P Loss Ramp*                                               S&P Prepay Ramp
-----------------------       -------------------------------------------------------------------------------------
      Prin Writedown             0.00 (0.00%)                     0.00 (0.00%)                        0.00 (0.00%)
1.00% CumLosses              18,447,553.99(1.00%)             18,447,553.99(1.00%)                18,447,553.99(1.00%)

      Prin Writedown             0.00 (0.00%)                     0.00 (0.00%)                        0.00 (0.00%)
2.00% CumLosses              36,895,107.99(1.99%)             36,895,107.99(1.99%)                36,895,107.99(1.99%)

      Prin Writedown             0.00 (0.00%)                     0.00 (0.00%)                        0.00 (0.00%)
3.00% CumLosses              55,342,661.98(2.99%)             55,342,661.98(2.99%)                55,342,661.98(2.99%)

      Prin Writedown             0.00 (0.00%)                 1,937,718.60(20.92%)                5,621,010.86(60.68%)
4.00% CumLosses              73,790,215.97(3.98%)             73,790,215.97(3.98%)                72,065,061.45(3.89%)

                                                                Libor forward +200
B-4                                         100%                                125%                             150%
S&P Loss Ramp*                                               S&P Prepay Ramp
-----------------------       -------------------------------------------------------------------------------------
      Prin Writedown             0.00 (0.00%)                     0.00 (0.00%)                        0.00 (0.00%)
1.00% CumLosses              18,447,553.99(1.00%)             18,447,553.99(1.00%)                18,447,553.99(1.00%)

      Prin Writedown             0.00 (0.00%)                     0.00 (0.00%)                        0.00 (0.00%)
2.00% CumLosses              36,895,107.99(1.99%)             36,895,107.99(1.99%)                36,895,107.99(1.99%)

      Prin Writedown             0.00 (0.00%)                 1,597,146.34(17.24%)                4,716,743.84(50.91%)
3.00% CumLosses              55,342,661.98(2.99%)             55,342,661.98(2.99%)                55,342,661.98(2.99%)

      Prin Writedown             0.00 (0.00%)                 2,083,018.69(22.49%)                    0.00 (0.00%)
4.00% CumLosses              73,790,215.97(3.98%)             73,790,215.97(3.98%)                72,084,568.81(3.89%)

                                                                Libor forward + 400
B-4                                         100%                                125%                            150%
S&P Loss Ramp*                                               S&P Prepay Ramp
-----------------------       -------------------------------------------------------------------------------------
      Prin Writedown             0.00 (0.00%)                     0.00 (0.00%)                       0.00 (0.00%)
1.00% CumLosses              18,447,553.99(1.00%)            18,447,553.99 (1.00%)               18,447,553.99(1.00%)

      Prin Writedown             0.00 (0.00%)                  687,631.62 (7.42%)                3,320,559.72(35.84%)
2.00% CumLosses              36,895,107.99(1.99%)            36,895,107.99 (1.99%)               36,895,107.99(1.99%)

      Prin Writedown             0.00 (0.00%)                2,129,117.40 (22.98%)                   0.00 (0.00%)
3.00% CumLosses              55,342,661.98(2.99%)            55,342,661.98 (2.99%)               55,342,661.98(2.99%)

      Prin Writedown         4,240,372.58(45.77%)            2,083,019.45 (22.49%)                   0.00 (0.00%)
4.00% CumLosses              73,790,215.97(3.98%)            73,790,215.97 (3.98%)               72,085,790.95(3.89%)

                                                              Libor forward - 50
B-5                                           100%                              125%                           150%
S&P Loss Ramp*                                                 S&P Prepay Ramp**
-----------------------       -------------------------------------------------------------------------------------
      Prin Writedown              0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)
1.00% CumLosses               18,447,553.99(1.00%)            18,447,553.99(1.00%)            18,447,553.99(1.00%)

      Prin Writedown              0.00 (0.00%)                    0.00 (0.00%)                2,302,530.57(12.43%)
2.00% CumLosses               36,895,107.99(1.99%)            36,895,107.99(1.99%)            36,895,107.99(1.99%)

      Prin Writedown              0.00 (0.00%)                 1,187,321.74(6.41%)            4,022,857.07(21.71%)
3.00% CumLosses               55,342,661.98(2.99%)            55,342,661.98(2.99%)            55,342,661.98(2.99%)

      Prin Writedown              0.00 (0.00%)                4,164,448.72(22.48%)            2,417,811.75(13.05%)
4.00% CumLosses               73,790,215.97(3.98%)            73,790,215.97(3.98%)            72,055,830.79(3.89%)

                                                                Libor forward
B-5                                           100%                              125%                           150%
S&P Loss Ramp*                                                  S&P Prepay Ramp
-----------------------       -------------------------------------------------------------------------------------
      Prin Writedown              0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)
1.00% CumLosses               18,447,553.99(1.00%)            18,447,553.99(1.00%)            18,447,553.99(1.00%)

      Prin Writedown              0.00 (0.00%)                    0.00 (0.00%)                2,425,552.58(13.09%)
2.00% CumLosses               36,895,107.99(1.99%)            36,895,107.99(1.99%)            36,895,107.99(1.99%)

      Prin Writedown              0.00 (0.00%)                2,166,060.55(11.69%)            4,125,563.01(22.27%)
3.00% CumLosses               55,342,661.98(2.99%)            55,342,661.98(2.99%)            55,342,661.98(2.99%)

      Prin Writedown              0.00 (0.00%)                4,165,341.56(22.48%)              223,568.57(1.21%)
4.00% CumLosses               73,790,215.97(3.98%)            73,790,215.97(3.98%)            72,065,061.45(3.89%)

                                                              Libor forward +200
B-5                                           100%                              125%                           150%
S&P Loss Ramp*                                                  S&P Prepay Ramp
-----------------------       -------------------------------------------------------------------------------------
      Prin Writedown              0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)
1.00% CumLosses               18,447,553.99(1.00%)            18,447,553.99(1.00%)            18,447,553.99(1.00%)

      Prin Writedown              0.00 (0.00%)                    0.00 (0.00%)                2,882,162.15(15.56%)
2.00% CumLosses               36,895,107.99(1.99%)            36,895,107.99(1.99%)            36,895,107.99(1.99%)

      Prin Writedown              0.00 (0.00%)                3,840,422.33(20.73%)                0.00 (0.00%)
3.00% CumLosses               55,342,661.98(2.99%)            55,342,661.98(2.99%)            55,342,661.98(2.99%)

      Prin Writedown              0.00 (0.00%)                4,166,037.38(22.49%)                0.00 (0.00%)
4.00% CumLosses               73,790,215.97(3.98%)            73,790,215.97(3.98%)            72,084,568.81(3.89%)

                                                               Libor forward +400
B-5                                        100%                                 125%                           150%
S&P Loss Ramp*                                                   S&P Prepay Ramp
-----------------------       -------------------------------------------------------------------------------------
      Prin Writedown             0.00 (0.00%)                     0.00(0.00%)                     0.00 (0.00%)
1.00% CumLosses              18,447,553.99(1.00%)             18,447,553.99(1.00%)            18,447,553.99(1.00%)

      Prin Writedown             0.00 (0.00%)                 3,947,091.37(21.30%)                0.00 (0.00%)
2.00% CumLosses              36,895,107.99(1.99%)             36,895,107.99(1.99%)            36,895,107.99(1.99%)

      Prin Writedown         4,879,155.57(26.33%)             4,258,234.81(22.98%)                0.00 (0.00%)
3.00% CumLosses              55,342,661.98(2.99%)             55,342,661.98(2.99%)            55,342,661.98(2.99%)

      Prin Writedown        18,528,000.00(100.00%)           11,439,922.73(61.74%)            7,050,471.18(38.05%)
4.00% CumLosses              73,790,215.97(3.98%)             73,790,215.97(3.98%)            72,085,790.95(3.89%)

          SCENARIO                                                1                  2                   3                  4
------------------------------------                        ---------------    ---------------    ---------------    ---------------
            RATES
            SPEED                                              Forward-50         Forward-50         Forward-50         Forward
          TRIGGERS                                                100%               125%               150%              100%
         CLEANUP CALL                                             Fail               Fail               Fail              Fail
      DEFAULT P&I ADVANCE                                      To Maturity         To Maturity        To Maturity      To Maturity
        DEFAULT SEVERITY                                      100% Advance       100% Advance        100% Advance      100% Advance
      DEFAULT RECOVERY LAG                 S&P VECTOR            100%                100%                100%             100%
        DEFAULT BALANCE                      Months            12 months           12 months           12 months         12 months
        CPR = CDR + CRR                 Capped at prepay    Current Balance    Current Balance    Current Balance    Current Balance
          CPR = CRR                       PSA standard         CPR = CRR          CPR = CRR           CPR = CRR          CPR = CRR
-------------------------------------   ----------------    ---------------    ---------------    ---------------    ---------------
                  INITIAL
                   BOND       SUB-
CLASS    RATINGS   SIZE    ORDINATION
-----   --------- -------  ----------
 A       Aaa/AAA   80.70      19.30       CDR
                                          CummLosses
 M1      Aa2/AA     6.30      13.00       CDR
                                          CummLosses
 M2      Aa3/AA     1.75      11.25       CDR
                                          CummLosses
 M3       A2/A+     3.20       8.05       CDR
                                          CummLosses
 M4       A3/A      1.40       6.65       CDR
                                          CummLosses
 B1      Baa1/A-    1.20       5.45       CDR
                                          CummLosses
 B2     Baa2/BBB+   0.90       4.55       CDR
                                          CummLosses
 B3     Baa3/BBB    0.75       3.80       CDR
                                          CummLosses
 B4     Ba1/BBB-    0.50       3.30       CDR                    3.347              3.366              3.457             3.130
                                          CummLosses              7.36%              5.77%              4.76%             6.91%
 B5      Ba2/BB+    1.00       2.30       CDR                    2.833              2.724              2.677             2.616
                                          CummLosses              6.29%              4.71%              3.71%             5.83%
 B6      NR/BB+     0.85       1.45       CDR
                                          CummLosses
 OC                 1.45          -                                  -                  -                  -                 -

           SCENARIO                                5                 6                   7                  8
-------------------------------------       ---------------    ---------------    ---------------    ---------------
            RATES
            SPEED                               Forward            Forward          Forward+200         Forward+200
          TRIGGERS                               125%               150%              100%                125%
         CLEANUP CALL                            Fail               Fail              Fail                Fail
      DEFAULT P&I ADVANCE                     To Maturity        To Maturity        To Maturity        To Maturity
        DEFAULT SEVERITY                      100% Advance       100% Advance       100% Advance       100% Advance
      DEFAULT RECOVERY LAG                       100%               100%              100%                100%
        DEFAULT BALANCE                        12 months          12 months         12 months         12 months
        CPR = CDR + CRR                     Current Balance    Current Balance    Current Balance    Current Balance
          CPR = CRR                            CPR = CRR          CPR = CRR          CPR = CRR          CPR = CRR
-------------------------------------       ---------------    ---------------    ---------------    ---------------
                  INITIAL
                    BOND       SUB-
CLASS    RATINGS   SIZE    ORDINATION
-----   --------- -------  ----------
 A       Aaa/AAA   80.70      19.30

 M1      Aa2/AA     6.30      13.00

 M2      Aa3/AA     1.75      11.25

 M3       A2/A+     3.20       8.05

 M4       A3/A      1.40       6.65

 B1      Baa1/A-    1.20       5.45

 B2     Baa2/BBB+   0.90       4.55

 B3     Baa3/BBB    0.75       3.80

 B4     Ba1/BBB-    0.50       3.30               3.161              3.279             2.196             2.323
                                                   5.43%              4.52%             4.93%             4.03%
 B5      Ba2/BB+    1.00       2.30               2.525              2.506             1.710             1.719
                                                   4.37%              3.48%             3.87%             3.01%
 B6      NR/BB+     0.85       1.45

 OC                 1.45          -                   -                  -                 -                 -

           SCENARIO                             9                  10                  11                 12
-------------------------------------     ---------------    ---------------    ---------------    ---------------
            RATES
            SPEED                           Forward+200        Forward+400        Forward+400         Forward+400
          TRIGGERS                             125%              100%                 125%               150%
         CLEANUP CALL                          Fail              Fail                 Fail               Fail
      DEFAULT P&I ADVANCE                   To Maturity        To Maturity         To Maturity       To Maturity
        DEFAULT SEVERITY                    100% Advance      100% Advance        100% Advance       100% Advance
      DEFAULT RECOVERY LAG                     100%              100%                 100%               100%
        DEFAULT BALANCE                      12 months          12 months           12 months         12 months
        CPR = CDR + CRR                   Current Balance    Current Balance    Current Balance    Current Balance
          CPR = CRR                          CPR = CRR          CPR = CRR           CPR = CRR          CPR = CRR
-------------------------------------     ---------------    ---------------    ---------------    ---------------
                  INITIAL
                   BOND       SUB-
CLASS   RATINGS    SIZE    ORDINATION
-----   --------  -------  ----------
 A       Aaa/AAA   80.70     19.30

 M1      Aa2/AA     6.30     13.00

 M2      Aa3/AA     1.75     11.25

 M3       A2/A+     3.20      8.05

 M4       A3/A      1.40      6.65

 B1      Baa1/A-    1.20      5.45

 B2     Baa2/BBB+   0.90      4.55

 B3     Baa3/BBB    0.75      3.80

 B4     Ba1/BBB-    0.50      3.30              2.582              1.524              1.897             2.375
                                                 3.58%              3.46%              3.31%             3.30%
 B5      Ba2/BB+    1.00      2.30              1.847              1.073%             1.314             1.646%
                                                 2.58%              2.46%              2.31%             2.30%
 B6      NR/BB+     0.85      1.45

 OC                 1.45         -                  -                  -                  -                 -